UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by Registrant  ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(3)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SECURITY NATIONAL FINANCIAL CORPORATION
(Name of Registrant as Specified In Its Charter)

_______________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the Appropriate box):

☒	No fee required.

☐	Fee computed on table below per Securities Exchange Act Rules 15a-6(i)(4) and 0-11.

☐	Fee paid previously with preliminary materials.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)
Per unit price or other underlying value of transaction computed pursuant to Securities Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐
Check box if any part of the fee is offset as provided by Securities Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

SECURITY NATIONAL FINANCIAL CORPORATION

5300 South 360 West, Suite 250
Salt Lake City, Utah 84123

August 17, 2007

Dear Stockholder:

On behalf of the Board of Directors, it is my pleasure to invite you to attend the Special Meeting of Stockholders of Security National Financial Corporation (the "Company") to be held on Friday, September 21, 2007, at 10:00 a.m., Mountain Daylight Time, at 5300 South 360 West, Suite 250, Salt Lake City, Utah.  The formal notice of the Special Meeting and the Proxy Statement have been made a part of this invitation.

The matter to be addressed at the meeting is the approval of the proposed amendment to the Company's Articles of Incorporation to increase the authorized capital stock of the Company from 27,500,000 shares to 45,000,000 shares, to increase the number of authorized shares of Class A common stock from 10,000,000 shares to 20,000,000 shares, and to increase the number of authorized shares of Class C common stock from 7,500,000 shares to 15,000,000 shares.  The Board of Directors recommends that you vote FOR the amendment to the Articles of Incorporation to increase the number of authorized shares of Class A and Class C common stock.  Please refer to the Proxy Statement for detailed information on the proposal and the Special Meeting of Stockholders.

Your vote is very important.  We hope you will take a few minutes to review the Proxy Statement and complete, sign, date and return your Proxy Card in the envelope provided, even if you plan to attend the meeting.  Please note that sending us your Proxy will not prevent you from voting in person at the meeting, should you wish to do so.

Thank you for your support of Security National Financial Corporation.  We look forward to seeing you at the Special Stockholders Meeting.

Sincerely yours,

/s/ George R. Quist

George R. Quist
Chairman of the Board and
Chief Executive Officer

SECURITY NATIONAL FINANCIAL CORPORATION

5300 South 360 West, Suite 250
Salt Lake City, Utah 84123

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD SEPTEMBER 21, 2007

Dear Stockholders:

NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders of Security National Financial Corporation (the "Company"), a Utah corporation, will be held on Friday, September 21, 2007, at 5300 South 360 West, Suite 250, Salt Lake City, Utah, at 10:00 a.m., Mountain Daylight Time, to consider and act upon the following:

1.
To approve the proposed amendment to the Company's Articles of Incorporation to increase the authorized capital stock of the Company from 27,500,000 shares to 45,000,000 shares, to increase the number of authorized shares of Class A common stock from 10,000,000 shares to 20,000,000 shares, and to increase the number of authorized shares of Class C common stock from 7,500,000 shares to 15,000,000 shares.

2.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on August 8, 2007, as the record date for determining stockholders entitled to notice of and to vote at the Special Meeting and any adjournment thereof.  A list of such stockholders will be available for examination by a stockholder for any purpose relevant to the meeting during ordinary business hours at the offices of the Company at 5300 South 360 West, Suite 250, Salt Lake City, Utah during the 20 days prior to the meeting.

If you do not expect to attend the meeting in person, it is important that your shares be represented.  Please use the enclosed proxy card to vote on the matters to be considered at the meeting, sign and date the proxy card and mail it promptly in the enclosed envelope, which requires no postage if mailed in the United States.  You may revoke your proxy at any time before the meeting by written notice to such effect, by submitting a subsequently dated proxy or by attending the meeting and voting in person.  If your shares are held in “street name,” you should instruct your broker how to vote in accordance with your voting instruction form.

By order of the Board of Directors,

/s/ G. Robert Quist

G. Robert Quist
First Vice President and Secretary

August 17, 2007
Salt Lake City, Utah

SECURITY NATIONAL FINANCIAL CORPORATION
5300 South 360 West, Suite 250
Salt Lake City, Utah 84123

PROXY STATEMENT

For Special Meeting of Stockholders
To Be Held on September 21, 2007

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Security National Financial Corporation (the "Company") for use at the Special Meeting of Stockholders to be held on Friday, September 21, 2007 at 5300 South 360 West, Suite 250, Salt Lake City, Utah, at 10:00 a.m., Mountain Daylight Time, or at any adjournment or postponements thereof (the "Special Meeting").  The shares covered by the enclosed Proxy, if such is properly executed and received by the Board of Directors prior to the meeting, will be voted in favor of the proposals to be considered at the Special Meeting, and in favor of the approval of the proposed amendment to the Company's Articles of Incorporation to increase the authorized capital stock of the Company from 27,500,000 shares to 45,000,000 shares, to increase the number of authorized shares of Class A common stock from 10,000,000 shares to 20,000,000 shares, and to increase the number of authorized shares of Class C common stock from 7,500,000 shares to 15,000,000 shares.

A Proxy may be revoked at any time before it is exercised by giving written notice to the Secretary of the Company at 5300 South 360 West, Suite 250, Salt Lake City, Utah 84123, Attention: G. Robert Quist, by submitting in writing a Proxy bearing a later date, or by attending the Special Meeting and voting in person.  Stockholders may vote their shares in person if they attend the Special Meeting, even if they have executed and returned a Proxy.  This Proxy Statement and accompanying Proxy Card are being mailed to stockholders on or about August 17, 2007.

If a stockholder wishes to assign a proxy to someone other than the Directors' Proxy Committee, all three names appearing on the Proxy Card must be crossed out and the name(s) of another person or persons (not more than three) inserted.  The signed card must be presented at the meeting by the person(s) representing the shareholder.

The cost of this solicitation will be borne by the Company.  The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and regular employees, without additional compensation.

The matters to be brought before the Special Meeting are (1) to approve the proposed amendment to the Articles of Incorporation to increase the authorized capital stock of the Company from 27,500,000 shares to 45,000,000 shares, to increase the number of authorized shares of Class A common stock from 10,000,000 shares to 20,000,000 shares, and to increase the number of authorized shares of Class C common stock from 7,500,000 shares to 15,000,000 shares; and (2) to transact such other business as may properly come before the Special Meeting.

RECORD DATE AND VOTING INFORMATION

Only holders of record of common stock at the close of business on August 8, 2007, will be entitled to vote at the Special Meeting.  As of August 8, 2007, there were issued and outstanding 6,297,729 shares of Class A common stock, $2.00 par value per share, and 7,500,000 shares of Class C common stock, $.20 par value per share, resulting in a total of 13,797,729 shares of both Class A and Class C common shares.  A majority of the outstanding shares (or 6,898,865 shares) of common stock will constitute a quorum for the transaction of business at the meeting.

A list of the Company's stockholders will be available for review at the Company’s corporate offices during regular business hours for a period of 20 days before the Special Meeting.  The holders of Class A and Class C common stock are each entitled to one vote per share.

After carefully reading and considering the information contained in this Proxy Statement, each holder of the Company’s Class A and Class C common stock should complete, date and sign the Proxy Card and mail the Proxy Card in the enclosed return envelope as soon as possible so that those shares of the Company’s Class A and Class C common stock can be voted at the Special Meeting, even if the holders plan to attend the Special Meeting in person.

Proxies received at any time before the Special Meeting, and not revoked or superseded before being voted, will be voted at the Special Meeting.  If a Proxy indicates a specification, it will be in accordance with the specification.  If no specification is indicated, the Proxy will be voted for approval of the proposed amendment to the Articles of Incorporation to increase the authorized capital stock of the Company from 27,500,000 shares to 45,000,000 shares, to increase the number of authorized shares of Class A common stock from 10,000,000 shares to 20,000,000 shares, and to increase the number of authorized shares of Class C common stock from 7,500,000 shares to 15,000,000 shares and,  in the discretion of the persons named in the Proxy, with respect to other business that may properly come before the meeting or any adjournments of the meeting.  You may also vote in person by ballot at the Special Meeting.

Your vote is important.  Please complete and return the Proxy Card so your shares can be represented at the Special Meeting, even if you plan to attend in person.

APPROVAL OF INCREASE IN THE NUMBER OF AUTHORIZED SHARES

PROPOSAL

The Company's Articles of Incorporation currently authorizes the issuance of 10,000,000 shares of Class A common stock and 7,500,000 shares of Class C common stock.  As of the record date, there were issued and outstanding 6,297,729 shares of Class A common stock, $2.00 par value per share, and 7,500,000 shares of Class C common stock, $.20 par value per share.  In addition, between May 14, 1998 and August 8, 2007, the Company granted stock options that are currently outstanding to officers, directors and employees to purchase 736,822 shares of Class A common stock, as adjusted for stock dividends, at exercise prices ranging from $1.79 per share to $5.19 per share, and to purchase 624,474 shares of Class C common stock, as adjusted for stock dividends, at exercise prices ranging from $.28 per share to $.31 per share.

As a result of the Company's prior stock dividends, financings, acquisitions and efforts to provide incentives to officers, directors and employees, the Board of Directors has determined that it is in the best interest of the Company and its stockholders to amend Article IV of the Company's Articles of Incorporation (the "Amendment") to increase the authorized capital stock of the Company from 27,500,000 shares to 45,000,000 shares, to increase the number of authorized shares of Class A common stock from 10,000,000 shares to 20,000,000 shares, and to increase the number of authorized shares of Class C common stock from 7,500,000 shares to 15,000,000 shares, and hereby solicits stockholders' approval of the Amendment.  The text of the proposed Amendment is attached hereto as Exhibit I.  If the stockholders approve the Amendment, the Board of Directors intends to file an Amendment to the Company's Articles of Incorporation reflecting the Amendment with the Utah Division of Corporations and Commercial Code of the State of Utah as soon as practicable following such stockholder approval.

The objective of the increase in the number of authorized shares of Class A and Class C common stock is to insure that the Company will have sufficient shares available for future issuances.  The Board of Directors believes that it is necessary and prudent to increase the authorized number of shares of Class A and Class C common stock to the proposed levels in order to provide a reserve of shares available for issuance to meet the Company's business needs as they arise.  Although the Board of Directors has no immediate plans to issue a significant number of additional shares of Class A or Class C common stock, except for shares issuable upon the exercise of stock options previously granted to the Company's officers and employees, such future business needs may include, without limitation, paying stock dividends, funding future financings and acquisitions, and providing equity incentives to the Company's officers, directors and employees through stock option and employee stock ownership plans.  The Board of Directors has declared 5% stock dividends payable to the holders of shares of Class A and Class C common stock each year since 1992.

2

Possible Effects of Proposed Amendment to Articles of Incorporation

All authorized but unissued shares of Class A and Class C common stock will be available for issuance from time to time for any proper purpose approved by the Board of Directors.  There are currently no arrangements, agreements or understandings for the issuance or use of the additional shares of the authorized Class A or Class C common stock, except for shares issuable upon the exercise of  stock options previously granted to the Company's officers and employees under stock option plans.  However, inasmuch as the Board of Directors has declared 5% stock dividends payable to the holders of Class A and Class C common stock each year since 1992, it is likely that the Board of Directors will continue this practice in the future even though there are currently no express arrangements, agreements or understandings by the Board to declare any stock dividends in the future.

The Company's Class A and Class C stockholders do not currently have any preemptive or similar rights to subscribe for or purchase any additional shares of Class A or Class C common stock that may be issued in the future. Thus, future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing Class A and Class C stockholders.

This proposed increase in authorized shares of Class A and Class C common stock is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in any debt instruments or the Articles of Incorporation or the Bylaws of the Company in effect on the date of this Proxy Statement.  However, stockholders should note that the availability of authorized but unissued shares of Class A and Class C common stock could make any attempt to gain control of the Company or the Board more difficult or time consuming and might make it more difficult to remove current management.

Although the Board of Directors currently has no intention of doing so, shares of Class A and Class C common stock could be issued by the Board to dilute the percentage of Class A and Class C common stock owned by a significant stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board or to meet the voting requirements imposed by Utah law with respect to a merger or other business combination involving the Company.  The Company is not aware of any proposed attempt to take over the Company or of any attempt to acquire a large block of the Company's Class A or Class C common stock.  The Company has no present intention to use the authorized Class A or Class C common stock for anti-takeover purposes.

Voted Required and Recommendation of the Board of Directors.

The affirmative vote of the holders of a majority of the outstanding 6,297,729 shares of Class A common stock and the outstanding 7,500,000 shares of Class C common stock will be required to approve the proposed amendment to the Company's Articles of Incorporation, assuming a quorum is present.  Accordingly, a majority of the combined total of 13,797,729 shares of both Class A and Class C common stock, or 6,898,865 shares, will be required for approval of the proposed Amendment.

The Board of Directors recommends that the Class A and Class C shareholders vote "FOR" approval of the Amendment to the Articles of Incorporation to increase the authorized capital stock of the Company from 27,500,000 shares to 45,000,000 shares, to increase the number of authorized shares of Class A common stock from 10,000,000 shares to 20,000,000 shares, and to increase the number of authorized shares of Class C common stock from 7,500,000 shares to 15,000,000 shares.

OTHER MATTERS

The Company knows of no other matters to be brought before the Special Meeting, but if other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent in accordance with their judgment.

3

ANNUAL REPORT AND FINANCIAL STATEMENTS

Stockholders are referred to the Company's Annual Report, including financial statements, for the fiscal year ended December 31, 2006; and the Company's Quarterly Report, including unaudited financial statements, for the period ended March 31, 2007.  The Company will provide, without charge to each stockholder upon written request, a copy of the Annual Report on Form 10-K as filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2006, and the Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission for the period ended March 31, 2007.  Such requests should be directed to G. Robert Quist, First Vice President and Secretary, Security National Financial Corporation, at P.O. Box 57250, Salt Lake City, Utah 84157-0250.

By order of the Board of Directors,

/s/ G. Robert Quist

G. Robert Quist
First Vice President and Secretary
August 17, 2007
Salt Lake City, Utah

4

EXHIBIT I

TEXT OF PROPOSED AMENDMENT
TO
ARTICLES OF INCORPORATION
OF
SECURITY NATIONAL FINANCIAL CORPORATION

ARTICLE IV

Capital Stock

The authorized capital stock of the Corporation shall consist of 45,000,000 shares divided into 20,000,000 shares of $2.00 par value Common Stock, 5,000,000 shares of $1.00 par value Common Stock, 15,000,000 shares of $0.20 par value Common Stock, and 5,000,000 shares of $1.00 par value Preferred Stock.  The Common Stock which the Corporation is authorized to issue is divided as follows:

Twenty Million (20,000,000) shares of $2.00 par value Class A Common Stock;

Five Million (5,000,000) shares of $1.00 par value Class B Common Stock; and

Fifteen Million (15,000,000) shares of  $0.20 par value Class C Common Stock.

The Preferred Stock may be issued:

(a)	Subject to the right of the Corporation to redeem any of such shares at a price not less than the par value thereof;

(b)	Entitling the holders thereof to cumulative, non-cumulative or partially cumulative dividends;

(c)	Having preference over any other class or series of shares as to payment of dividends;

(d)	Having preference in the assets of the Corporation over any other class or classes of shares upon the voluntary or involuntary liquidation of the Corporation;

(e)
Being convertible into shares of any other class or into shares of any series of the same or any other class, except a class having prior or superior rights and preferences as to dividends or distribution of assets upon liquidation.

The Board of Directors shall have authority to divide and issue the Preferred Stock in series and to establish variations in relative rights and preferences between such series as provided by the Utah Revised Business Corporation Act.  All shares of Preferred Stock shall be identical except as to any variations established by the Board of Directors pursuant to the preceding sentence.  Except as may be provided for by law, the Preferred Stock shall be non-voting stock and the holders of such stock shall not be entitled to any voice in the management of the Corporation, nor to any voting powers at any stockholders meeting, by virtue thereof.

PROXY - SECURITY NATIONAL FINANCIAL CORPORATION - PROXY
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
CLASS A OR CLASS C COMMON STOCK

The undersigned Class A or Class C common stockholder of Security National Financial Corporation (the "Company") acknowledges receipt of the Notice of Special Meeting of the Stockholders to be held on Friday, September 21, 2007, at 5300 South 360 West, Suite 250, Salt Lake City, Utah, at 10:00 a.m., Mountain Daylight Time, and hereby appoints Messrs. George R. Quist, Scott M. Quist and G. Robert Quist, or any of them, each with full power of substitution, as attorneys and proxies to vote all the shares of the undersigned at said Special Meeting of Stockholders and at all adjournments or postponements thereof, hereby ratify and confirming all that said attorneys and proxies may do or cause to be done by virtue hereof.  The above-named attorneys and proxies are instructed to vote all of the undersigned's shares as follows:

1.
To approve the proposed amendment to the Company's Articles of Incorporation to increase the authorized capital stock of the Company from 27,500,000 shares to 45,000,000 shares, to increase the number of authorized shares of Class A common stock from 10,000,000 to 20,000,000 shares, and to increase the number of authorized shares of Class C common stock from 7,500,000 shares to 15,000,000 shares.

[   ]  FOR            [  ]  AGAINST

2.	To transact such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 ABOVE.

Dated ____________________________________, 2007

_________________________________________
Signature of Stockholder

_________________________________________
Signature of Stockholder

Please sign your name exactly as it appears on your share certificate.  If shares are held jointly, each holder should sign.  Executors, trustees, and other fiduciaries should so indicate when signing.  Please sign, date, and return this Proxy Card immediately.

NOTE:  Securities dealers or other representatives please state the number of shares voted by this Proxy.